UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period:  October 31, 2018

Item 1. Reports to Stockholders.

Equable Shares Small Cap Fund Series 1

Institutional Class       EQSIX

Annual Report
October 31, 2018

EQUABLE SHARES SMALL CAP FUND SERIES 1

Fund Performance

From the launch of the Equable Shares Small Cap Fund Series 1 (the “Fund”) on August 13, 2018 through October 31, 2018, the Russell 2000 Index declined approximately 9.54%, while the Fund declined 7.10% over the same period.  The primary benchmark, a 60%/40% blend of the Russell 2000 Index and Bloomberg Barclays Government/Credit Bond Index, declined 6.17% from August 13, 2018 through October 31, 2018.

Performance Discussion

The Fund maintains a long position in iShares Russell 2000 (“IWM”), an exchange traded fund (“ETF”) that tracks the Russell 2000 Index. Simultaneously, the Fund writes a fully covered call against IWM, the underlying security.

Equable Shares Small Cap Fund Series 1 seeks to generate returns through a combination of the call premium and the dividend stream on IWM.  Since the Fund writes call options with a strike price at-the-money, the appreciation on the ETF will be capped in a rising market and provide some level of hedge in a declining market.

2018 was a dramatic year for the Russell 2000 performance; it reached its all-time high of 1,742 on August 31, 2018, with a corresponding year-to-date gain of 13.3% for the first eight months of the year.  Since reaching its peak in August, the Russell 2000 Index declined to 1,511.41 as of October 31, 2018; which represents a 13.2% decline over the two month period.

In a year that saw relatively low levels of volatility, there has since been a pickup in market volatility and decline in all U.S. equity indices for the last two months of the period ending in October 31, 2018.

Looking Forward

Since October 31, 2018, the markets continue to experience significant daily swings; both positive and negative.  The prevailing factors include an uncertain outcome around trade policy, geopolitical concerns, and speculation around how often the Federal Reserve will hike interest rates over the next year.

While we do not offer views on market direction, our expectation is that increased levels of market volatility will persist and we will potentially benefit by receiving larger amounts of call premium.

Our primary goal is to reward long-term investors with a degree of risk management in a range of market environments.

Thanks,

Ron Santella
CEO

EQUABLE SHARES SMALL CAP FUND SERIES 1

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

The Russell 2000 Index measures the performance of the 2,000 smallest companies within the Russell 3000 Index, which tracks the 3,000 largest and most liquid stocks in the United States. The Russell 2000 Index is a widely used benchmark for small-cap stocks, which can be volatile.

The Bloomberg Barclays Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. Blended benchmark returns assume a monthly rebalance. It is not possible to invest directly in an index.

A covered call is an options strategy characterized by a long position in a security and a short (sold) call option on the security. Writing covered call options provides cash flow from option premiums and reduces the impact of market volatility on the Fund’s investment portfolio. A call option gives the buyer the right to purchase a security from the writer of the option at a specified price (the “strike price”) prior to a certain date (the “expiration date”) in exchange for cash paid to the writer on the day the option is written (the “premium”). A written call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, the Fund receives cash in the form of the premium in exchange for giving up a portion of the future upside gains from the underlying security. In addition, a covered call option partially hedges against declines in the price of the underlying security, to the extent of the premium the Fund receives. Writing covered call options helps to mitigate declines in the Fund’s portfolio of equity securities, though it limits the Fund’s ability to profit from increases in the value of the Fund’s portfolio of equity securities.

An “at-the-money” call option has a strike price equivalent to the market price, whereas an “out-of-the-money” call option has a strike price greater than the market price.

Mutual fund investing involves risk. Principal loss is possible. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. It is possible in certain situations that the use of derivatives (such as options) may have the effect of increasing the volatility of the Fund’s portfolio. The Fund invests in derivatives for hedging and non-hedging purposes. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the security or other instruments underlying the option that the writer must purchase or deliver upon exercise of the option. Writing covered calls may limit the Fund’s ability to participate in price increases of the underlying securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect. The Fund is non-diversified, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. The Fund may invest in shares of investment companies, including ETFs. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the investment companies’ fees and expenses.

Equable Shares Small Cap Fund Series 1 are distributed by Quasar Distributors, LLC.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of October 31, 2018

Since Inception(1)
Equable Shares Small Cap Fund Series 1	-7.10%
60% Russell 2000/40% Bloomberg Barclays Government/Credit Bond Index(2)	-6.17%

(1)	August 13, 2018.
(2)
The 60/40 blend consists of 60% Russell 2000 Total Return Index and 40% Bloomberg Barclays Government/Credit Bond Index. The Russell 2000 measures the performance of the small-capitalization segment of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. The Bloomberg Barclays Government/Credit Bond Index is a broad-based benchmark that measures the non-securitized components including investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. One cannot invest directly in an index.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	08/13/2018 to
Institutional Class	10/31/2018	08/13/2018	10/31/2018	10/31/2018
Actual(2)	1.20%	$1,000.00	$ 929.00	$2.51
Hypothetical (5% return before expenses)	1.20%	$1,000.00	$1,008.22	$2.61

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 79/365 to reflect the reporting period.
(2)	Based on the actual returns for the period from August 13, 2018 through October 31, 2018 of (7.10)%.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Allocation of Portfolio(1) (% of Net Assets) (Unaudited)
October 31, 2018

(1)	Data expressed excludes written options. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Schedule of Investments
October 31, 2018

	Shares	Value
LONG EXCHANGE TRADED FUNDS – 93.90%
iShares Russell 2000 ETF (a)(c)	75,000	$11,252,250
Total Long Exchange Traded Funds
(Cost $12,563,250)		11,252,250

SHORT TERM INVESTMENTS – 6.44%
First American Government Obligations Fund, Share Class X, 2.09% (b)	772,040	772,040
Total Short Term Investments
(Cost $772,040)		772,040

Total Investments
(Cost $13,335,290) – 100.34%		12,024,290
Liabilities In Excess Of Other Assets – (0.34)%		(41,210)
Total Net Assets – 100.00%		$11,983,080

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	The rate quoted is the annualized seven-day effective yield as of October 31, 2018.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

ETF – Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Schedule of Written Options
October 31, 2018

	Contracts (a)	Notional Amount	Value
WRITTEN CALL OPTIONS
iShares Russell 2000 ETF (b)
Expiration: December 2018, Exercise Price: $167.50	750	$11,252,250	$19,779
Total Options Written
(Premiums Received $412,281)			$19,779

(a)	100 shares per contract.
(b)	Held in connection with long exchange traded funds. See Schedule of Investments for further information.
ETF – Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Statement of Assets and Liabilities
October 31, 2018

ASSETS:
Investments, at value (Cost $13,335,290)	$12,024,290
Dividends and interest receivable	1,360
Prepaid expenses and other receivables	15,208
Receivable from Adviser	13,975
Total assets	12,054,833

LIABILITIES:
Written option contracts, at value (Premiums received $412,281)	19,779
Payable for fund administration and fund accounting fees	14,012
Payable for transfer agent fees	5,600
Payable for trustees’ fees	2,387
Payable for compliance fees	2,000
Payable for custodian fees	489
Accrued expenses and other liabilities	27,486
Total liabilities	71,753

NET ASSETS	$11,983,080

NET ASSETS CONSIST OF:
Paid-in capital	$12,894,282
Accumulated deficit	(911,202)
Total net assets	$11,983,080

Institutional
Class Shares
Net assets	$11,983,080
Shares issued and outstanding(1)	1,289,471
Net asset value, offering, and redemption price per share	$9.29

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Statement of Operations
For the Period Ended October 31, 2018(1)

INVESTMENT INCOME:
Dividend income	$33,778
Interest income	5,464
Total investment income	39,242

EXPENSES:
Fund administration and accounting fees (See Note 3)	21,018
Professional fees	20,484
Investment advisory fees (See Note 3)	19,966
Transfer agent fees (See Note 3)	8,884
Compliance fees (See Note 3)	3,000
Trustees’ fees (See Note 3)	2,387
Reports to shareholders	2,109
Federal and state registration fees	1,713
Custodian fees (See Note 3)	733
Sub-transfer agent fees	3,993
Other	855
Total expense before reimbursement	85,142
Less: Expense reimbursement by Adviser (See Note 3)	(53,196)
Net expenses	31,946
NET INVESTMENT INCOME	7,296

REALIZED AND CHANGE IN UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	—
Written options	—
Net realized gain	—
Net change in unrealized appreciation/depreciation on:
Investments	(1,311,000)
Written options	392,502
Net change in unrealized depreciation	(918,498)
Net realized and change in unrealized loss on investments	(918,498)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(911,202)

(1)	Inception date of the Fund was August 13, 2018.

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Statement of Changes in Net Assets

For the Period
Inception through
October 31, 2018(1)
OPERATIONS:
Net investment income	$7,296
Net realized gain	—
Net change in unrealized depreciation on investments and written options	(918,498)
Net decrease in net assets resulting from operations	(911,202)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	12,894,282

NET INCREASE IN NET ASSETS	11,983,080

NET ASSETS:
Beginning of period	—
End of period	$11,983,080

(1)	Inception date of the Fund was August 13, 2018.
(2)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:	Shares	Amount
Institutional Class:
Issued	1,294,701	$12,947,012
Redeemed	(5,230)	(52,730)
Net increase in shares outstanding	1,289,471	$12,894,282

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Financial Highlights

For the Period
Inception through
October 31, 2018(1)
Institutional Class

PER SHARE DATA(2):
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)(4)	0.01
Net realized and unrealized loss on investments	(0.72)
Total from investment operations	(0.71)
LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized gains	—
Total distributions	—
Net asset value, end of period	$9.29

TOTAL RETURN(5)	(7.10)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$11,983
Ratio of gross expenses to average net assets:
Before expense reimbursement(6)(7)	3.20%
After expense reimbursement(6)(7)	1.20%
Ratio of net investment income to average net assets	0.27%
Portfolio turnover rate(5)(8)	—%

(1)	Inception date of the Fund was August 13, 2018.
(2)	For a share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(8)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Notes to the Financial Statements
October 31, 2018

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Equable Shares Small Cap Fund Series 1 (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust. The primary investment objective of the Fund is to seek income and capital preservation. The Fund commenced operations on August 13, 2018. The Fund’s investment adviser, Teramo Advisors, LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series of the Trust.

The Fund offers one share class, Institutional Class. Institutional Class shares have no front end sales load, no deferred sales charge, and no redemption fee. Institutional Class shares are not subject to a distribution or shareholder servicing fees.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The Fund’s shares are expected to be offered for purchase periodically based on the duration of the options it writes, which is currently six months. The Fund typically expects to close to new purchases prior to the writing of a new option. When the Fund closes to new purchases, it will typically not open again until the expiration of the options written, unless the Adviser determines otherwise. Shareholders of the Fund will be provided advance written notice when a Fund will be available for purchase. Pursuant to the requirements of the 1940 Act, shareholders will maintain daily redemption rights. During the period, the Fund last opened and closed to new purchases as of August 13, 2018 and August 16, 2018, respectively.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular

EQUABLE SHARES SMALL CAP FUND SERIES 1

Notes to the Financial Statements – Continued
October 31, 2018

day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX Options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees (the “Board”), in good faith, deems appropriate to reflect its fair value.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Notes to the Financial Statements – Continued
October 31, 2018

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Long Exchange Traded Funds	$11,252,250	$—	$—	$11,252,250
Short Term Investments	772,040	—	—	772,040
	$12,024,290	$—	$—	$12,024,290
Liabilities
Written Call Options	$—	$19,779	$—	$19,779
	$—	$19,779	$—	$19,779

As of October 31, 2018, the Fund did not hold any Level 3 securities.

For the period ended October 31, 2018, there were no transfers into or out of Level 3.

B.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 K. for further derivative disclosures and Note 2 H. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D.  Flex Options – FLEX Options are customized option contracts available through the CBOE that are guaranteed for settlement by The Options Clearing Corporation (“OCC” or the “Clearinghouse”). FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund bears the risk that the Clearinghouse will be unable or unwilling to perform its obligations under the FLEX Options contracts.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Notes to the Financial Statements – Continued
October 31, 2018

E.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

F.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

G.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written options contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

I.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

J.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

K.  Derivatives – The Fund may utilize derivative instruments such as options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 6 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended October 31, 2018, the Fund’s average derivative volume is described below:

	Monthly Average	Monthly Average
	Quantity	Notional Value
Written Option Contracts	750	$12,290,000

EQUABLE SHARES SMALL CAP FUND SERIES 1

Notes to the Financial Statements – Continued
October 31, 2018

Statement of Assets and Liabilities

Fair values of derivative instruments as of October 31, 2018.

	Statement of Assets and	Fair Value
	Liabilities Location	Assets	Liabilities
Written Option Contracts	Written option contracts,
Equity	at value	$—	$19,779
Total fair value of derivative instruments		$—	$19,779

Statement of Operations

The effect of derivative instruments on the Statements of Operations for the period ended October 31, 2018:

Amount of Realized Gain (Loss) on Derivatives

Written
Option
Derivatives	Contracts	Total
Equity Contracts	$—	$—
Total	$—	$—

Change in Unrealized Appreciation (Depreciation) on Derivatives

	Written
	Option
Derivatives	Contracts	Total
Equity Contracts	$392,502	$392,502
Total	$392,502	$392,502

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee in accordance with the breakpoint annual advisory fee schedule below based on the average daily net assets of the Fund:

AUM Range (in millions)	Management Fee
Less than $250	0.75%
Between $250 and $500	0.70%
Greater than $500	0.65%

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any acquired fund fees and expenses, front-end or contingent deferred loads, dividends and interest on short positions, taxes, interest, brokerage fees (including commissions, mark-ups and mark-downs) and other transactional expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.20% of the Fund’s average daily net asset value. Fees waived and reimbursed expenses are subject to possible

EQUABLE SHARES SMALL CAP FUND SERIES 1

Notes to the Financial Statements – Continued
October 31, 2018

recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board and the Adviser.

Waived fees and reimbursed expenses subject to potential recovery within the year of expiration are as follows:

Expiration	Amount
10/31/2021	$53,196

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the chief compliance officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended October 31, 2018 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is affiliated with Fund Services and the Custodian.  This same Trustee is an interested person of the Distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended October 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Notes to the Financial Statements – Continued
October 31, 2018

At October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of investments*	$12,923,009
Gross unrealized appreciation	$392,502
Gross unrealized depreciation	(1,311,000)
Net unrealized depreciation	(918,498)
Undistributed ordinary income	7,296
Undistributed long-term capital gains	—
Other accumulated gains	—
Total accumulated deficit	$(911,202)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to the inclusion of derivatives.

As of October 31, 2018, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the taxable period ended October 31, 2018, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended October 31, 2018, there were no reclassifications made.

There were no distributions made by the Fund during the period ended October 31, 2018.

5.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short-term options, by the Fund for the period ended October 31, 2018, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$12,563,250	$—

6.  OFFSETTING ASSETS AND LIABILITIES

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that

EQUABLE SHARES SMALL CAP FUND SERIES 1

Notes to the Financial Statements – Continued
October 31, 2018

counterparty based on the terms of the agreement. As of October 31, 2018, the Fund did not enter into any netting agreements which would require any portfolio securities to be netted.

		Gross	Net Amounts	Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross	Amounts	Presented
	Amounts of	Offset in the	in the
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments*	Pledged	Amount
Liabilities:
Description
Written Option Contracts	$19,779	$ —	$19,779	$19,779	$ —	$ —
	$19,779	$ —	$19,779	$19,779	$ —	$ —

*	Offset with underlying exchange traded fund held long. See Schedule of Investments for more details.

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2018, one broker dealer, for the benefit of its customers, owned 77.6% of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. As of December 20, 2018, David A. Cox no longer serves as Treasurer and Principal Financial Officer to the Trust.

On December 17, 2018 the Fund declared an income dividend of $0.01657774 per share, payable on December 17, 2018 to shareholders of record on December 14, 2018.

Effective December 17, 2018, shares of the Equable Shares Small Cap Fund Series 1 were offered for purchase.  Effective as of the close of business on December 19, 2018, the Fund closed to all new purchases. The Fund will remain open after December 19, 2018 to automatic reinvestment of dividends and capital gains distributions.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Report of Independent Registered Public Accounting Firm

To the Shareholders of Equable Shares Small Cap Fund Series 1 and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Equable Shares Small Cap Fund Series 1 (the “Fund”), a series of Series Portfolios Trust, as of October 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period August 13, 2018 (commencement of operations) through October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 31, 2018

EQUABLE SHARES SMALL CAP FUND SERIES 1

Board Consideration of Investment Advisory Agreement
(Unaudited)

Equable Shares Small Cap Fund Series 1
Equable Shares Small Cap Fund Series 2

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must approve the investment advisory agreement for any new fund of the Trust.

In this regard, at an in-person meeting held on January 17-18, 2018 (the “Meeting”), the Board, including the Independent Trustees, considered and unanimously approved an advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its series, the Equable Shares Small Cap Fund Series 1 and Equable Shares Small Cap Fund Series 2 (each a “Fund” and, together, the “Funds”) and Teramo Advisors, LLC (“Teramo”), for an initial two-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in selecting Teramo to serve as the Funds’ investment adviser and approving the Advisory Agreement.

In advance of the Meeting, Teramo provided information to the Board in response to requests submitted to it by U.S. Bancorp Fund Services, LLC (“USBFS”), the Trust’s administrator, on behalf of the Trustees, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Teramo included materials describing, among other things: (i) the nature, extent, and quality of the services to be provided to the Funds by Teramo; (ii) the investment performance of the strategy to be used in managing the Funds; (iii) the Funds’ overall fees and operating expenses and the management fees to be payable by each Fund to Teramo compared with those of a peer group of mutual funds; (iv) Teramo’s projected profitability; and (v) other potential “fall-out” benefits Teramo may receive based on its relationship with the Funds.

In considering and approving the Advisory Agreement, the Board considered the information it believed relevant, including, but not limited to, the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Teramo, the Interested Trustee, and management. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Funds by Teramo under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio manager who will be primarily responsible for the day-to-day portfolio management of the Funds. It also included information about Teramo’s plans with respect to the Funds’ investment process and portfolio strategy, the approach to security selection and the overall positioning of each Fund’s portfolio.

In particular, the Board considered that each Fund’s strategy is to seek to deliver a targeted outcome in comparison to the U.S. small capitalization equity market through use of covered call options. The Board also considered that Teramo is a newly formed and registered investment adviser with no operating history or performance track record,

EQUABLE SHARES SMALL CAP FUND SERIES 1

Board Consideration of Investment Advisory Agreement
(Unaudited) – Continued

though the firm retains significant capital to conduct its business and its Chief Investment Officer’s background and experience in the investment management industry are substantial. The Board also met with Teramo’s Chief Investment Officer in person.

The Board evaluated the ability of Teramo, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance program and compliance record of Teramo.

Investment Performance

The Board acknowledged that the Funds are newly formed and had no actual investment performance record, and that, as a newly formed investment adviser, Teramo also had no performance track record. The Board reviewed synthetic investment performance information prepared by Teramo by applying the Funds’ strategy to historical data from the Chicago Board Options Exchange from May 21, 2004 to May 19, 2017, including comparisons of such performance to the iShares Russell 2000 Index Fund and a 60%/40% blend of the Russell 2000 Total Return Index and the Bloomberg Aggregate Bond Index, a relevant benchmark index. The Board was advised that the strategy utilized in generating the synthetic performance returns was the same as that of the Funds, though the Board recognized it was for informational and comparative purposes, rather than representative of the Funds’ own performance information and operating history. The Board noted that it would have the opportunity to review the Funds’ actual performance on an on-going basis after its launch and in connection with future reviews of the Advisory Agreement.

Fund Expenses and Investment Management Fee Rate

The Board received and considered information regarding the Funds’ anticipated net operating expense ratios and their various expense components, including contractual and/or estimated advisory fees, administrative fees, custodian and other non-advisory fees, and fee waiver and expense reimbursement arrangements. The Board noted the Funds would be offered at net asset value, and would not be subject to sales charges, Rule 12b-1 distribution fees or shareholder servicing fees. The Board also considered the Funds’ anticipated net expense ratios in comparison to the average and median ratios of funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar, Inc., based on screening criteria applied by USBFS in consultation with Teramo. The Board received a description of the methodology and screening criteria used by USBFS, to select the mutual funds and share classes in the Expense Group. The Board also compared the proposed Advisory Agreement Rate to a group of competitor funds selected by Teramo.  The Board noted it would be able to reevaluate fees in the future in the context of future contract renewals.

The Board received information at the meeting about each Fund’s estimated acquired fund fees and expenses, which are not covered by the Funds’ operating expenses limitation agreement and are not included in the expense ratios shown in the Expense Group. After further discussions with the Board, Teramo agreed to lower the Funds’ net operating expense ratio limitation from 1.30% of each Fund’s net assets to 1.20%.

The Board reviewed and considered the contractual investment management fee rate that would be payable by the Funds to Teramo for investment advisory services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Funds with those of other funds in the Expense Group. The Board noted the Management Fee Rate of each Fund was within the first quartile of the Expense Group, lower than the Expense Group’s average and median rates.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Board Consideration of Investment Advisory Agreement
(Unaudited) – Continued

As Teramo does not manage any accounts other than the Funds, there was no information about the nature and extent of services offered and fee rates charged by Teramo to other types of clients available for review by the Board.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services to be covered by the Advisory Agreement.

Profitability

The Board acknowledged that there is no actual information about Teramo’s profitability earned from the Funds, but considered information about Teramo’s projected profitability based on a set of assumptions. The Board noted that it would have an opportunity to review information about actual profitability earned from the Funds in the context of future contract renewals.

Economies of Scale

With respect to possible economies of scale, the Board considered that the Funds had not yet commenced operations and that Teramo did not present the Board with information regarding the extent to which economies of scale were expected to be realized as the assets of the Funds grow. The Board noted that the Management Fee Rate did include breakpoints, which would allow shareholders to take advantage of economies of scale as each Fund grows. The Board acknowledged that the proposed fee waiver and expense reimbursement arrangements are a further means of sharing potential economies of scale with the Funds. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals.

Other Benefits to Teramo

The Board received and considered information regarding potential “fall-out” or ancillary benefits to Teramo, as a result of its relationship with the Funds. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions, though Teramo informed the Board it did not anticipate it would enter into any soft-dollar arrangements. The Board also considered that Teramo did not manage any other accounts.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved entering into the Advisory Agreement for an initial two-year term.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Additional Information (Unaudited)
October 31, 2018

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite	Retired. Counsel, Kohlberg	2	None
(born 1961)		Term;	Kravis Roberts & Co. L.P.
		Since	(2013 – 2015); Counsel,
		September	Dechert LLP (2011 – 2013).
2015.

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	2	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015);
Inside Trustee,
Brandes
Investment
Trust, Chair and
President
(2000 – 2012);
Director, Inside
Trustee,
Brandes Funds
LTD (2002 –
2012).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	2	None
(born 1955)		Term;	Officer, United Nations
		Since	Joint Staff Pension Fund
		September	(2009 – 2017).
2015.

Interested Trustee

Dana L. Armour(3)	Chair,	Indefinite	Senior Vice President,	2	None
(born 1968)	Trustee	Term;	U.S. Bank (since 2010).
Since
September
2015.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Additional Information (Unaudited) – Continued
October 31, 2018

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

John J. Hedrick	President	Indefinite	Vice President, U.S.	Not	Not
(born 1977)	and Principal	Term;	Bank Global Fund	Applicable	Applicable
	Executive	Since	Services (since 2011).
	Officer	September
2015.

David A. Cox	Treasurer	Indefinite	Vice President, U.S.	Not	Not
(born 1982)(4)	and	Term;	Bank Global Fund	Applicable	Applicable
	Principal	Since	Services (since 2018),
	Financial	January	Assistant Vice President
	Officer	2016.	(2011-2017).

Jennifer E. Kienbaum	Chief	Indefinite	Vice President, U.S.	Not	Not
(born 1979)	Compliance	Term;	Bank Global Fund	Applicable	Applicable
	Officer and	Since	Services (since 2016);
	Anti-Money	January	Director of Compliance,
	Laundering	2017.	Catholic Financial Life,
	Officer		and Supervising Principal,
MWA Financial Services
(2012-2016).

Rachel Spearo	Secretary	Indefinite	Vice President, U.S.	Not	Not
(born 1980)		Term;	Bank Global Fund	Applicable	Applicable
		Since	Services (since 2004)
December
2015.

Julie Keller	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1966)	Treasurer	Term;	U.S. Bank Global Fund	Applicable	Applicable
		Since	Services (since 2008).
April
2018.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2018, the Trust was comprised of 10 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Ms. Armour is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that she is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

(4)	Refer to Note 8 within the Notes to the Financial Statements.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Additional Information (Unaudited) – Continued
October 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-898-2024.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-898-2024. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended October 31, is available (1) without charge, upon request, by calling 1-888-898-2024, or on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended October 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 0%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2018 was 0%.

The percentage of taxable ordinary income distributions that are designated as long-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0%.

EQUABLE SHARES SMALL CAP FUND SERIES 1

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and/or
• Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Teramo Advisors, LLC
1016 Collier Center Way, Suite 106
Naples, FL 34110

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-898-2024.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  The registrant’s inception date was August 13, 2018, and as such, there is only one fiscal year to present.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended October 31, 2018, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 10/31/2018
Audit Fees	$14,000
Audit-Related Fees	$0
Tax Fees	$3,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 10/31/2018
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308).  Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/John Hedrick
John Hedrick, President

Date    December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/John Hedrick
John Hedrick, President

Date    December 27, 2018

By (Signature and Title)      /s/Julie Keller
Julie Keller, Assistant Treasurer

Date    December 27, 2018